Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

NCI Building Systems Files Investor Presentation Providing Further Information on Combination of Strength

HOUSTON and CARY, N.C. – July 31, 2018 – NCI Building Systems, Inc. (NYSE: NCS), a leading manufacturer of exterior building products for commercial construction (“NCI”), announced today that it has filed a new investor presentation with the U.S. Securities and Exchange Commission in connection with its previously-announced transaction with Ply Gem Parent, LLC, a leading manufacturer of exterior building products for residential construction. This presentation is available on the Investor Relations page of NCI’s website at: www.ncibuildingsystems.com/investors.html.

The presentation highlights the benefits of the transaction to NCI’s shareholders, including its creation of a strong platform for growth to be led by a team with a proven record of managing efficient operations, successfully integrating acquisitions and driving sustained long-term growth to create substantial shareholder value.

Benefits of the transaction include:

•	Industry-leading growth profile: These two proven companies create a clear path to generate substantial value for NCI shareholders through an industry-leading growth profile with expected 20% growth in combined Adj. EBITDA anticipated from 2018 to 2019.

•	Enhanced financial performance: The combination is immediately accretive to NCI shareholders and enhances every key performance metric including growth, revenue, EBTIDA, margins and free cash flow conversion.

•	Significant benefit from cost reductions and merger synergies: The combined company is targeting $150 million or more in run-rate cost savings and synergies annually three years following close, including approximately $50 million merger specific synergies. These cost reduction programs have been clearly identified and many are already underway and yielding early benefits.

•	Clear path to rapid de-leveraging: The combined company expects to have maximum net leverage at close of 4.4x Adjusted EBITDA and is targeting a reduction in leverage to 2.0-3.0x Adjusted EBITDA within 24-36 months, guided by a prudent capital allocation policy that prioritizes debt pay-down.

•	Attractive, long-term capital structure: The combined company will benefit from significant excess cash flow generation and a flexible capital structure, with minimal leverage covenants and no significant maturities until 2025. In addition to significantly improved end market and product diversity, the combined company will have an attractive financial profile through market cycles.

•	Supportive major shareholder aligned with public shareholders: The combined company will benefit from a highly supportive major shareholder through funds managed by Clayton, Dubilier & Rice (“CD&R”). Demonstrating CD&R’s long-term commitment to the new company and its expectation of strong future returns, it has committed to an 18-month lockup post-close for a majority of its equity in the new company.

The merger has been unanimously approved by a special committee of NCI’s independent directors, and NCI’s Board of Directors unanimously recommends that NCI shareholders vote in favor of the merger.

About NCI Building Systems, Inc.

NCI, headquartered in Houston, TX, is one of North America's largest integrated manufacturers of metal products for the commercial building industry, selling products such as metal wall and roof systems, insulated metal panels, roll-up doors, trim, accessories and engineered commercial buildings. NCI has approximately 5,300 employees across 38 manufacturing locations throughout North America. For more information, visit www.ncibuildingsystems.com.

About Ply Gem Holdings, Inc.

Ply Gem, headquartered in Cary, NC, manufactures and sells a variety of products focused on the exterior envelope of single and multi-family homes. Ply Gem's key products include windows, doors, siding, roofing, metal accessories, stone and other adjacent products. Ply Gem employs approximately 11,600 people across 35 facilities in North America. CD&R acquired Ply Gem in April 2018 and concurrently merged it with Atrium Windows & Doors, a manufacturer of residential windows and doors. For more information, visit www.plygem.com.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, the Company will file a proxy statement of the Company with respect to the obtaining of the stockholder approval for the transaction. The Company also plans to file other documents with the SEC regarding the proposed merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLY GEM AND THE PROPOSED MERGER. A definitive proxy statement will be sent to the Company’s stockholders. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Ply Gem, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.ncibuildingsystems.com under the tab “Investors” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations department at (281) 897-7785.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the persons who may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other filings with the SEC when they are filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the common stock is set forth in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders, as previously filed with the SEC on January 26, 2018. Free copies of these documents can be obtained as described in the preceding paragraph.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD-LOOKING STATEMENTS

Certain statements and information in this filing may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will,” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this filing.

Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed merger, the timing of consummation of the proposed merger, the ability of the parties to secure stockholder and regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of NCI and Ply Gem to integrate the acquired operations, the ability to implement the anticipated business plans of the combined company following closing and achieve anticipated benefits and savings, risks related to disruption of management’s attention from ongoing business operations due to the pending merger, the effect of the announcement of the proposed merger on either party’s relationships with its respective customers, vendors, lenders, operating results and businesses generally, the outcome of any legal proceedings related to the proposed merger. Additionally, factors that could cause actual results of NCI to differ materially include general risks associated with NCI’s business, including, without limitation, industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad, generally, and in the credit markets; substantial indebtedness and our ability to incur substantially more indebtedness; our ability to generate significant cash flow required to service or refinance our existing debt, including our secured term loan facility, and obtain future financing; our ability to comply with the financial tests and covenants in our existing and future debt obligations; operational limitations or restrictions in connection with our debt; increases in interest rates; recognition of asset impairment charges; commodity price increases and/or limited availability of raw materials, including steel; costs relative to maintenance or replacement of our enterprise resource planning technologies; our ability to make strategic acquisitions accretive to earnings; retention and replacement of key personnel; our ability to carry out our restructuring plans and to fully realize the expected cost savings; enforcement and obsolescence of intellectual property rights; fluctuations in customer demand; costs related to environmental clean-ups and liabilities; competitive activity and pricing pressure; increases in energy prices; volatility of NCI’s stock price; potential future sales of NCI’s common stock held by our sponsor; substantial governance and other rights held by our sponsor; breaches of our information system security measures and damage to our major information management systems; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; changes in laws or regulations, including the Dodd–Frank Act; and costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters; timing and amount of any future stock repurchases. In addition to these factors, we encourage you to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended October 29, 2017, and the other risks and uncertainties described in documents we file from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this filing. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

NON-GAAP FINANCIAL MEASURES

This document includes certain non-GAAP measures, including Adjusted EBITDA and free cash flow (collectively, the “Non-GAAP Measures”). These Non-GAAP Measures are performance measures that provide supplemental information that NCI and Ply Gem believe are useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. Such measures are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. These Non-GAAP Measures exclude the financial impact of items management does not consider in assessing the ongoing operating performance of NCI, Ply Gem or the combined company, and thereby facilitate review of its operating performance on a period-to-period basis. Additional information regarding these Non-GAAP measures are available in previously disclosed SEC filings of NCI. The appearance of Non-GAAP Measures in this presentation should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.

Contact:

K. Darcey Matthews

Vice President, Investor Relations

281-897-7785

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